UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2006 (September 26, 2006)
AirNet Systems, Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-13025	31-1458309

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7250 Star Check Drive, Columbus, Ohio 43217

(Address of principal executive offices) (Zip Code)
(614) 409-4900

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
     On September 26, 2006, AirNet Systems, Inc. (“AirNet”) and its wholly-owned subsidiary Jetride, Inc. (“Jetride”) completed the sale of the Jetride passenger charter business to Pinnacle Air, LLC (“Pinnacle”) as described more fully in “Item 2.01. Completion of Acquisition or Disposition of Assets” of this Current Report on Form 8-K.
Repayment of Term Loans Secured by Jetride Aircraft
     In connection with the closing of the sale transaction, on September 26, 2006, Jetride repaid in full six term loans which had been (a) secured by aircraft used in the Jetride passenger charter business, and (b) guaranteed by AirNet. In June 2004, Jetride entered into four of the term loans, each with a seven-year term and a fixed interest rate of approximately 6.7%. In July 2004, Jetride entered into the other two term loans, each with a seven-year term and a fixed interest rate of approximately 6.5%. As of September 26, 2006, there was an aggregate principal amount of approximately $28.2 million outstanding under the six loans. In addition to the outstanding principal amount, Jetride paid approximately $0.3 million in accrued interest and early termination prepayment penalties through the repayment date. Each of the loan documents and corresponding security and guaranty agreements entered into in connection with the six term loans was terminated in full upon repayment of the underlying term loans at the closing.
Resignation of Wynn D. Peterson as Executive Officer of AirNet
     In connection with the sale of the Jetride passenger charter business to Pinnacle, Wynn D. Peterson, AirNet’s Senior Vice President, Jetride Services, resigned as an executive officer of AirNet on September 26, 2006 to become President of Pinnacle and New Jetride (as defined below), a subsidiary of Pinnacle. As a result of his resignation, Mr. Peterson will not be entitled to receive any payment under AirNet’s 2006 Incentive Compensation Plan. As of September 26, 2006, Mr. Peterson held vested stock options covering an aggregate of 29,930 common shares, with exercise prices ranging from $3.81 to $9.50. These stock options will remain exercisable until December 25, 2006 in accordance with the terms of the stock option agreements under which they were granted. In addition, Mr. Peterson held unvested stock options covering an aggregate of 4,600 common shares, with exercise prices ranging from $4.13 to $4.95, which he forfeited upon his resignation.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     Pursuant to the terms of the Purchase Agreement, dated as of July 26, 2006 (the “Purchase Agreement”), among AirNet, Pinnacle and Jetride, on September 26, 2006, AirNet and Jetride completed the sale of the Jetride passenger charter business to Pinnacle. The purchase price was $41.0 million in cash, of which $40.0 million was consideration for the sale of nine company-owned aircraft and related engine maintenance programs and $1.0 million was consideration for the sale of all of the outstanding capital stock of a newly-created subsidiary of Jetride, also named Jetride, Inc. (“New Jetride”). Of the total consideration, $40.0 million was paid at closing, and $1.0 million was paid into escrow to cover indemnification claims which may be made by Pinnacle for up to eighteen months after the closing. The amount held in the escrow will be released to AirNet in two installments approximately six and twelve months after the closing, to the extent such amounts are not used to satisfy indemnification claims.
     AirNet retained the net working capital of the Jetride passenger charter business, which was approximately $2.2 million as of September 26, 2006. AirNet and Jetride also retained substantially all of the pre-closing liabilities of the Jetride passenger charter business.
     In connection with the transaction, AirNet agreed to provide certain transition services to Pinnacle and its subsidiaries for various specified time periods and various monthly fees, which initially aggregate to approximately $37,500 per month, primarily for aircraft maintenance services. In addition, AirNet entered into three subleases with New Jetride, each for a one year term, under which New Jetride will lease a portion of AirNet’s facilities located at Rickenbacker International Airport, Dallas Love Field and Birmingham International Airport. The aggregate monthly lease payments under the three subleases is approximately $10,000.
     Pinnacle made offers of employment to all of the employees of Jetride. Wynn D. Peterson, AirNet’s Senior Vice President, Jetride Services, resigned as an executive officer of AirNet to become President of Pinnacle and New Jetride, a subsidiary of Pinnacle.
     In connection with the closing of the sale transaction, Jetride repaid in full six term loans which had been secured by aircraft used in Jetride’s passenger charter business. The aggregate principal amount of the loans repaid was approximately $28.2 million plus accrued interest and early termination prepayment penalties of approximately $0.3 million through the repayment date. Following repayment of Jetride’s loans and payment of applicable taxes and expenses related to the transaction, AirNet plans to use the remaining sale proceeds to further reduce debt outstanding under AirNet’s revolving credit facility. AirNet’s lenders under the revolving credit facility consented to the sale of the Jetride passenger charter business and the various transactions necessary to complete the sale.
     The foregoing summary of the sale of the Jetride passenger charter business and the Purchase Agreement is not intended to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to AirNet’s Current Report on Form 8-K, dated and filed on July 28, 2006, and is incorporated herein by reference.
     Cautionary Statement: The Purchase Agreement contains representations and warranties of each of the parties thereto. The assertions embodied in those representations and warranties are qualified by information in schedules that the parties delivered in connection with the execution of the Purchase Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally available to shareholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

Item 8.01. Other Events.
     In connection with the sale of the Jetride passenger charter business to Pinnacle, Wynn D. Peterson, AirNet’s Senior Vice President, Jetride Services, resigned as an executive officer of AirNet on September 26, 2006 to become President of Pinnacle and New Jetride, a subsidiary of Pinnacle. Mr. Peterson had served as the principal operating officer of the Jetride passenger charter business since June 2005.
     On September 26, 2006, AirNet issued a news release announcing that the sale of the Jetride passenger charter business to Pinnacle had been completed. A copy of AirNet’s news release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Pro Forma Financial Information:
     The following pro forma financial information is being filed herewith:
—	Unaudited Condensed Pro Forma Consolidated Balance Sheet as of June 30, 2006
—	Unaudited Condensed Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2006
—	Unaudited Condensed Pro Forma Consolidated Statement of Operations for the fiscal year ended December 31, 2005
—	Unaudited Condensed Pro Forma Consolidated Statement of Operations for the fiscal year ended December 31, 2004
—	Unaudited Condensed Pro Forma Consolidated Statement of Operations for the fiscal year ended December 31, 2003
     The following unaudited condensed pro forma consolidated financial statements are based on AirNet Systems, Inc’s. historical consolidated financial statements, and are adjusted to give effect to the sale by AirNet and Jetride of the Jetride passenger charter business to Pinnacle on September 26, 2006 (the “Sale of the Jetride Business”) as if the Sale of the Jetride Business had occurred at the beginning of each of the periods presented and represent, in the opinion of AirNet’s management, all adjustments necessary to present AirNet’s pro forma consolidated results of operations and financial position in accordance with Article 11 of SEC Regulation S-X and are based upon available information and assumptions considered reasonable under the circumstances. The unaudited condensed pro forma consolidated financial statements should be read in conjunction with the unaudited condensed consolidated financial statements and notes thereto included in “Item 1. Financial Statements” of Part I of AirNet’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006, and the audited consolidated financial statements and notes thereto included in “Item 8. Financial Statements and Supplementary Data” of Part II of AirNet’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

AIRNET SYSTEMS, INC.
CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET — Unaudited

	Historical			Pro Forma
In thousands, except par value data	June 30,	Pro Forma		June 30,
	2006	Adjustments(1)		2006

ASSETS
Current assets:
Cash and cash equivalents	$1,645	$—		$1,645
Accounts receivable, less allowances	22,552	—		22,552
Taxes receivable	1,823	—		1,823
Deposits and prepaids	2,043	1,000		3,043
Assets related to discontinued operations	40,938	(38,675)		2,263

Total current assets	69,001	(37,675)		31,326

Net property and equipment	52,537	—		52,537

Deposits and other assets	154	—		154

Total assets	$121,692	$(37,675)		$84,017

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$8,372	$—		$8,372
Salaries and related liabilities	3,986	—		3,986
Current portion of notes payable	1,854	—		1,854
Notes payable related to discontinued operations	28,761	(28,761)	(2)	—
Other liabilities related to discontinued operations	583	(142)	(2)	441

Total current liabilities	43,556	(28,903)		14,653

Notes payable, less current portion	20,524	(9,928	)(2)	10,596
Deferred income taxes	7,485	—		7,485

Shareholders’ equity:
Preferred shares, $.01 par value; 10,000 shares authorized; no shares issued and outstanding	—	—		—
Common shares, $.01 par value; 40,000 shares authorized; 12,763 issued at June 30, 2006	128	—		128
Additional paid-in-capital	76,186	—		76,186
Retained deficit	(2,789)	1,156		(1,633)
Accumulated other comprehensive loss	(13)	—		(13)
Treasury shares, 2,606 common shares held at cost at				—
June 30, 2006	(23,385)	—		(23,385)

Total shareholders’ equity	50,127	1,156		51,283

Total liabilities and shareholders’ equity	$121,692	$(37,675)		$84,017

Notes to Condensed Pro Forma Consolidated Balance Sheet
(1)	Reflects the elimination of the net assets of Jetride, Inc. acquired by Pinnacle Air, LLC on September 26, 2006.

(2)	Reflects the use of proceeds from the sale of Jetride to reduce debt.

AIRNET SYSTEMS, INC.
CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS — Unaudited

In thousands, except per share data	Historical			Pro Forma
	June 30,	Pro Forma		June 30,
	2006	Adjustments (1)		2006

NET REVENUES, NET OF EXCISE TAX
Bank services	$57,385	$—		$57,385
Express services	29,025	—		29,025
Aviation services	649	—		649

Total net revenues	87,059	—		87,059

COSTS AND EXPENSES
Wages and benefits	9,711	—		9,711
Aircraft fuel	14,715	—		14,715
Aircraft maintenance	8,285	—		8,285
Contracted air costs	8,608	—		8,608
Ground courier	16,896	—		16,896
Depreciation	5,751	—		5,751
Insurance, rent and landing fees	3,989	—		3,989
Travel, training and other	2,678	—		2,678
Selling, general and administrative	9,237	—		9,237
Net (gain) on disposition of assets	(12)	—		(12)

Total costs and expenses	79,858	—		79,858

Income from continuing operations before interest expense	7,201	—		7,201
Interest expense	973	(316)	(2)	657

Income from continuing operations before income taxes	6,228	316		6,544
Provision for income taxes	2,267	115	(3)	2,382

Income from continuing operations	$3,961	$201		$4,162

Income from continuing operations per common share — basic and diluted:	$0.39	$0.02		$0.41

Notes to Condensed Pro Forma Consolidated Statement of Operations
(1)	Amounts do not reflect the one-time net gain on the sale of Jetride, Inc. on September 26, 2006. Jetride, Inc’s results were reflected as discontinued operations at June 30, 2006 in AirNet’s second quarter Form 10-Q.

(2)	Reduction of interest costs resulting from the paydown of existing debt from the proceeds received from the sale of Jetride, Inc. to Pinnacle Air, LLC.

(3)	Adjustment to income tax provision to reflect the tax effect of the above entries.

AIRNET SYSTEMS, INC.
CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS — Unaudited
In thousands, except per share data

	Historical			Pro Forma
	December 31,	Pro Forma		December 31,
	2005	Adjustments (1)		2005

NET REVENUES, NET OF EXCISE TAX
Bank services	$113,748	$—		$113,748
Express services	52,346	—		52,346

Total delivery services revenues	166,094	—		166,094
Passenger Charter services	29,454	29,454		—
Aviation services and other	865	—		865

Total net revenues	196,413	29,454		166,959

COSTS AND EXPENSES
Wages and benefits	24,469	4,522		19,947
Aircraft fuel	34,487	6,858		27,629
Aircraft maintenance	22,521	5,621		16,900
Contracted air costs	14,587	171		14,416
Ground courier	31,610	—		31,610
Depreciation	14,714	2,588		12,126
Insurance, rent and landing fees	9,625	990		8,635
Travel, training and other	10,929	5,480		5,449
Selling, general and administrative	19,837	496		19,341
Net (gain) on disposition of assets	(159)	—		(159)
Impairment of property and equipment	16,073	—		16,073

Total costs and expenses	198,693	26,726		171,967

Income (loss) from operations	(2,280)	2,728		(5,008)
Interest expense	4,066	2,469	(2)	1,597

Income (loss) before income taxes	(6,346)	259		(6,605)
Provision (benefit) for income taxes	(2,100)	85	(3)	(2,185)

Net income (loss)	$(4,246)	$174		$(4,420)

Income (Ioss) per common share — basic and diluted	$(0.42)	$0.02		$(0.44)

Notes to Condensed Pro Forma Consolidated Statement of Operations
(1)	Adjustment to eliminate results of Jetride, Inc.

(2)	Includes $510 reduction of interest costs resulting from the paydown of existing debt from the proceeds received from the sale of Jetride, Inc. to Pinnacle Air, LLC.

(3)	Adjustment to income tax provision to reflect the tax effect of the above entries.

AIRNET SYSTEMS, INC.
CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS — Unaudited

In thousands, except per share data	Historical			Pro Forma
	December 31,	Pro Forma		December 31,
	2004	Adjustments (1)		2004

NET REVENUES, NET OF EXCISE TAX
Bank services	$106,117	$—		$106,117
Express services	49,096	—		49,096

Total Delivery Services	155,213	—		155,213
Passenger Charter Services	18,494	18,494		—
Aviation services	1,243	—		1,243

Total net revenues	174,950	18,494		156,456

COSTS AND EXPENSES
Wages and benefits	24,823	3,253		21,570
Aircraft fuel	26,865	3,653		23,212
Aircraft maintenance	15,086	2,118		12,968
Contracted air costs	13,813	144		13,669
Ground courier	30,285	—		30,285
Depreciation	19,513	1,887		17,626
Insurance, rent and landing fees	10,115	1,231		8,884
Travel, training and other	9,359	2,805		6,554
Selling, general and administrative	18,661	545		18,116
Net gain on disposition of assets	34	—		34
Impairment of property and equipment	42,991	—		42,991
Impairment of goodwill	4,018	—		4,018

Total costs and expenses	215,563	15,636		199,927

Income (loss) before interest expense	(40,613)	2,858		(43,471)
Interest expense	2,468	1,631	(2)	837

Income (loss) before income taxes	(43,081)	1,227		(44,308)
Provision (benefit) for income taxes	(8,935)	258	(3)	(9,193)

Net income (loss)	$(34,146)	$969		$(35,115)

Income (loss) per common share — basic and diluted:	$(3.38)	$0.10		$(3.48)

Notes to Condensed Pro Forma Consolidated Statement of Operations
(1)	Adjustment to eliminate results of Jetride, Inc.

(2)	Includes $390 reduction of interest costs resulting from the paydown of existing debt from the proceeds received from the sale of Jetride, Inc. to Pinnacle Air, LLC.

(3)	Adjustment to income tax provision to reflect the tax effect of the above entries.

AIRNET SYSTEMS, INC.
CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS — Unaudited

In thousands, except per share data	Historical			Pro Forma
	December 31,	Pro Forma		December 31,
	2003	Adjustments (1)		2003

NET REVENUES, NET OF EXCISE TAX
Bank services	$103,399	$—		$103,399
Express services	36,963	—		36,963

Total Delivery Services	140,362	—		140,362
Passenger Charter Services	7,599	7,599		—
Aviation services	1,261	—		1,261

Total net revenues	149,222	7,599		141,623

COSTS AND EXPENSES
Wages and benefits	23,297	1,527		21,770
Aircraft fuel	19,227	1,182		18,045
Aircraft maintenance	12,242	807		11,435
Contracted air costs	9,929	—		9,929
Ground courier	25,834	—		25,834
Depreciation	17,535	548		16,987
Insurance, rent and landing fees	9,895	1,077		8,818
Travel, training and other	8,003	902		7,101
Selling, general and administrative	17,032	296		16,736
Net (gain) on disposition of assets	(3)	—		(3)

Total costs and expenses	142,991	6,339		136,652

Income from continuing operations before interest expense	6,231	1,260		4,971
Interest expense	1,340	638	(2)	702

Income from continuing operations before income taxes	4,891	622		4,269
Provision for income taxes	2,103	267	(3)	1,836

Income from continuing operations	$2,788	$355		$2,433

Income from continuing operations per common share — basic and diluted:	$0.28	$0.04		$0.24

Notes to Condensed Pro Forma Consolidated Statement of Operations
(1)	Adjustment to eliminate results of Jetride, Inc.

(2)	Includes $160 reduction of interest costs resulting from the paydown of existing debt from the proceeds received from the sale of Jetride, Inc. to Pinnacle Air, LLC.

(3)	Adjustment to income tax provision to reflect the tax effect of the above entries.

     (c) Not applicable.
     (d) Exhibits: The following exhibits are being filed with or incorporated by reference in this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Purchase Agreement, dated as of July 26, 2006, among Jetride, Inc., an Ohio corporation; Pinnacle Air, LLC, a Delaware limited liability company; and AirNet Systems, Inc., an Ohio corporation (the exhibits and schedules referenced in the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of SEC Regulation S-K. AirNet Systems, Inc. hereby agrees to furnish supplementally a copy of any such omitted exhibit or schedule to the Securities and Exchange Commission upon its request), incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K of AirNet Systems, Inc., dated and filed on July 28, 2006 (File No. 001-13025).

99.1	News Release issued by AirNet Systems, Inc. on September 26, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.
Dated: October 2, 2006	By:	/s/ Gary W. Qualmann

Gary W. Qualmann Chief Financial Officer, Treasurer and Secretary